Exhibit 10.23
[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
February 13, 2009
[*]
Endwave Corporation
130 Baytech Drive
San Jose, CA 95134
Dear [*],
This letter amendment modifies the Amended Supply Agreement between Northrop Grumman Space and Mission Systems Corporation and Endwave Corporation, dated May 12th, 2008, as amended December 22, 2008, by extending the term of contract, as stated in Article 3 of said contract, until July 31, 2009. The Parties agree that Northrop Grumman Space & Mission Systems Corp. Is under no obligation to further extend said Amended Supply Agreement beyond July 31, 2009 or to continue to supply Endwave any products beyond the term, as herein amended, in section 3 of such Amended Supply Agreement, unless both parties agree in writing otherwise, All other provisions of said contract remain in full force and effect.

By:	/s/ [*]
[*]
Microelectronic Products & Services Northrop Grumman Space & Mission Systems Corp.
Dated: 2/13/09
ACCEPTED AND AGREED on 13th of February 2009.

By:	/s/ [*]
[*]
Endwave Corporation